SCHNEIDER SMALL CAP VALUE FUND

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated July 27, 2010

to the Statement of Additional Information (“SAI”) dated December 31, 2009

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The following paragraph is added to the section entitled “Investment Strategies - Additional Information on Fund Investments” beginning on page 1 of the SAI.

Private Investments in Public Equity. The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. The Fund will not invest more than 5% of the value of its net assets in PIPEs.